UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020

GLOBAL HEALTHCARE REIT, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

6800 N. 79th St., Ste. 200, Niwot, Colorado 80503

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (303) 449-2100

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

New SBA Loans

On May 4, 2020, Global Abbeville, LLC and Southern Hills Rehab Center, LLC (the “Companies”), wholly owned subsidiaries of Global Healthcare REIT (“Global”), received $324,442 and $710,752, respectively from Colony Bank, one of Global’s existing lenders, pursuant to the Paycheck Protection Program (the “PPP Loans”) of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). Both PPP Loans mature on May 4, 2022 (the “Maturity Date”), accrue interest at 1% per annum and may be prepaid in whole or in part without penalty. No interest payments are due within the initial six months of the PPP Loans. The interest accrued during the initial six-month period is due and payable, together with the principal, on the Maturity Date. The Company intends to use all proceeds from the PPP Loan to retain employees, maintain payroll and make lease and utility payments to support business continuity throughout the COVID-19 pandemic, which amounts are intended to be eligible for forgiveness, subject to the provisions of the CARES Act.

ITEM 8.01	OTHER EVENTS

Update on Impact of COVID-19

We have engaged in preventive measures at all our facilities well before federal and local mandates. Despite our efforts, one of Global’s facilities in Tulsa, OK operating under Southern Hills Rehab Center, LLC reported that it currently has 24 positive cases of COVID-19 among both staff and residents in a recent outbreak. Global is engaging in aggressive mitigation efforts in accordance with CDC and Oklahoma Department of Health guidelines to protect the health and safety of residents and staff. We are intently focused on the welfare of those infected and to prevent the spread of COVID-19 to other residents and staff. The facility has adequate supply levels, including appropriate quantities of Personal Protective Equipment (PPE) for staff.

As we are all aware, the COVID-19 pandemic is rapidly evolving. The information in this filing is based on data currently available to us and will likely change as the pandemic progresses. We cannot predict the impact that COVID-19 will have on our operations over the long-term. The extent to which COVID-19 could impact our business and results of operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the outbreak and the actions taken to contain COVID-19 or treat its impact, among others.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc. (Registrant)

Dated: May 7, 2020	/s/ Zvi Rhine
Zvi Rhine, President

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